UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2018
AppFolio, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)

50 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)

Registrant’s telephone number, including area code: (805) 364-6093

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A ("Amendment No. 1") is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by AppFolio, Inc. on September 4, 2018. As previously disclosed on August 31, 2018, AppFolio Utility Management, Inc., a wholly-owned subsidiary of AppFolio, Inc. (collectively, the "Company"), entered into an Asset Purchase Agreement with WegoWise, Inc. ("Seller"), pursuant to which the Company completed the purchase of substantially all of the assets of the Seller. This Amendment No. 1 is being filed to include historical audited and unaudited financial statements and unaudited pro forma financial information required by Item 9.01 of Form 8-K. The required audited and unaudited financial statements and unaudited pro forma financial information are filed as exhibits to this report under Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired.
The following financial statements are filed as Exhibits to this report and incorporated by reference:
•The audited financial statements of WegoWise, Inc. as of December 31, 2017 and 2016 and for the years ended December 31, 2017 and 2016, and the notes related thereto, and the related independent auditors' report of Alexander, Aronson, Finning & Co., P.C., are attached hereto as Exhibit 99.1 and are incorporated by reference herein.
•The unaudited interim financial statements of WegoWise, Inc. as of June 30, 2018 and 2017 and for the six months ended June 30, 2018 and 2017, and the notes related thereto are attached hereto as Exhibit 99.2 and are incorporated by reference herein.
(b) Pro Forma Financial Information.
The following information is filed as an Exhibit to this report and incorporated by reference:
•The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and for the nine months ended September 30, 2018 are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits:

Exhibit Number	Description
23.1	Consent of Alexander, Aronson, Finning & Co., P.C.
99.1
The audited financial statements of WegoWise, Inc. as of December 31, 2017 and 2016 and for the years ended December 31, 2017 and 2016, and the notes related thereto, and the related independent auditors' report of Alexander, Aronson, Finning & Co., P.C.

99.2	The unaudited interim financial statements of WegoWise, Inc. as of June 30, 2018 and 2017 and for the six months ended June 30, 2018 and 2017, and the notes related thereto.
99.3	The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and nine months ended September 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppFolio, Inc.

By: /s/ Ida Kane
Name: Ida Kane
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Alexander, Aronson, Finning & Co., P.C.
99.1
The audited financial statements of WegoWise, Inc. as of December 31, 2017 and 2016 and for the years ended December 31, 2017 and 2016, and the notes related thereto, and the related independent auditors' report of Alexander, Aronson, Finning & Co., P.C.

99.2	The unaudited interim financial statements of WegoWise, Inc. as of June 30, 2018 and 2017 and for the six months ended June 30, 2018 and 2017, and the notes related thereto.
99.3	The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and nine months ended September 30, 2018.